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                                                                    EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 3 to Registration Statement No. 333-4793 of Silicon Gaming, Inc. on Form S-1 of our report dated February 9, 1996 (July 25, 1996 as to Note 10), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

San Jose, California
July 25, 1996